EXHIBIT 99.1
JOINT FILING AGREEMENT
July 29, 2011
Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.
Remainder of Page Intentionally Left Blank. Signature Page(s) to Follow.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Date: July 29, 2011	BECKER DRAPKIN MANAGEMENT, L.P.
	By:	BC Advisors, LLC, its general partner
		By:	/s/ Ashley Sekimoto
		Name:	Ashley Sekimoto
		Title:	Attorney-in-Fact

BECKER DRAPKIN PARTNERS (QP), L.P.
	By:	Becker Drapkin Management, L.P., its general partner
	By:	BC Advisors, LLC, its general partner
		By:	/s/ Ashley Sekimoto
		Name:	Ashley Sekimoto
		Title:	Attorney-in-Fact

BECKER DRAPKIN PARTNERS, L.P.
	By:	Becker Drapkin Management, L.P., its general partner
	By:	BC Advisors, LLC, its general partner
		By:	/s/ Ashley Sekimoto
		Name:	Ashley Sekimoto
		Title:	Attorney-in-Fact

BD PARTNERS II, L.P.
	By:	Becker Drapkin Management, L.P., its general partner
	By:	BC Advisors, LLC, its general partner
		By:	/s/ Ashley Sekimoto
		Name:	Ashley Sekimoto
		Title:	Attorney-in-Fact

BC ADVISORS, LLC
	By:	/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact

STEVEN R. BECKER
/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact

MATTHEW A. DRAPKIN
/s/ Ashley Sekimoto
	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact